Exhibit 99.1

Contact:         John P. Saldarelli
                 American Property Investors, Inc.
                 Chief Financial Officer, Secretary and Treasurer
                 914.242.7700

Contact:         Lorraine D. Miller, CFA
                 WestPoint Stevens Inc.
                 Senior Vice President
                 Finance and External Communications
                 404.378.0491


                              FOR IMMEDIATE RELEASE

             WESTPOINT STEVENS SALE TO AMERICAN REAL ESTATE PARTNERS
                                   COMPLETED
            NEWLY CREATED WESTPOINT INTERNATIONAL, INC. WILL BENEFIT
                         FROM STRONG CAPITAL STRUCTURE


Mount Kisco, New York and West Point, Georgia, August 8, 2005 - American Real Estate Partners, L.P. (NYSE: ACP) ("AREP") and WestPoint Stevens Inc. (Pink
Sheet: WSPTQ.PK) ("WestPoint Stevens" or the "Company") announced today that WestPoint Stevens has completed the sale of substantially all of the Company's assets to WestPoint International, Inc., a newly created entity a majority of the voting securities of which will be owned by AREP. AREP, which is affiliated with Carl C. Icahn, is engaged in core businesses that include oil & gas, gaming and real estate. As the result of its stock ownership, AREP will be able to elect the entire board of directors of WestPoint International.

The terms of the sale, valued at $703.5 million, provide for the issuance of stock in WestPoint International, Inc. that will own all of the purchased assets of WestPoint Stevens Inc. through its indirect subsidiary, WestPoint Home, Inc., which will be the primary operating entity of the new company. In accordance with the terms of the purchase agreement, WestPoint Home, Inc. will pay current trade payables to WestPoint Stevens' vendors in the ordinary course.

The holders of the Company's first lien debt will receive 35% of the common stock of WestPoint International, Inc. As the holder of 40% of the Company's first lien debt, a subsidiary of AREP will acquire approximately 14% of the common stock of WestPoint International, Inc. Pursuant to the sale agreement, the holders of WestPoint Stevens' first and second lien debt will be given rights to subscribe for additional shares of common stock representing 47.5% of the common stock of WestPoint International, Inc. A subsidiary of AREP has agreed to subscribe to its portion of the rights and will thereby acquire not less than an additional 19% of the common stock of WestPoint International, Inc. at a cost of approximately $50 million. AREP has also agreed to subscribe for any unexercised rights and may acquire up to an additional 27% of the common stock of WestPoint International, Inc. at a cost of approximately $75 million if other first and second lien holders exercise none of the rights. Finally, a subsidiary of AREP made an investment of $187 million in exchange for 17.5% of the common stock of WestPoint International, Inc. Accordingly, AREP will own up to 79% of the equity of WestPoint International, Inc., an amount that may reduce to 51% in the event that the other recipients of the subscription rights exercise all of their rights.

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Following the sale, WestPoint Stevens will wind down its estate, and as a result, all shares of its common stock will be cancelled with no payment.

Carl C. Icahn, Chairman of the Board of AREP's general partner stated, "We believe that the home textiles industry remains a large and profitable market in which WestPoint can create sustainable competitive advantage. WestPoint's assets
- built over decades of investment - are substantial, including its manufacturing expertise, capital assets, personnel, brands, distribution skills, and customer relationships. While others worry about the challenges faced by industries in change, we see these challenges as presenting the opportunity for the emergence of a well-capitalized, industry-leading player, especially with a meaningful infusion of capital from AREP."

M.L. "Chip" Fontenot, President and CEO of WestPoint Stevens commented, "AREP's investment is an important milestone in WestPoint's transition toward becoming a more global player in the home textiles industry. New capital invested in our business will give us the freedom and financial resources to focus with renewed vigor on growth and the next stage of our transformation."

American Real Estate Partners, L.P., a master limited partnership, is a diversified holding company engaged in a variety of businesses. AREP's businesses currently include gaming; oil & gas exploration and production; and real estate.

WestPoint International Inc. is the nation's premier home fashions consumer products company, with a wide range of bed linens, towels, blankets, comforters and accessories marketed under the well-known brand names GRAND PATRICIAN, PATRICIAN, MARTEX, ATELIER MARTEX, BABY MARTEX, UTICA, STEVENS, LADY PEPPERELL, SEDUCTION, VELLUX and CHATHAM - all registered trademarks owned by WestPoint International Inc. and its subsidiaries - and under licensed brands including CHARISMA, RALPH LAUREN HOME, DISNEY HOME and GLYNDA TURLEY.

This shall not constitute an offer of any securities for sale, which offer may be made only pursuant to a registration statement filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or an exemption therefrom. This shall not constitute an offer to sell or the solicitation of an offer to buy securities in any State in which such offer or solicitation would be unlawful prior to registration or qualification under the securities law of any such State.

AREP Safe Harbor Statement: This release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, many of which are beyond our ability to control or predict. Forward-looking statements may be identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," "will" or words of similar meaning and include, but are not limited to, statements about the expected future business and financial performance of AREP and its subsidiaries. Among these risks and uncertainties are changes in risks related to our oil and gas exploration and production operations, including costs of drilling, completing and operating wells and the effects of regulation, risks related to our casino gaming and associated hotel, restaurant and entertainment operations, including the effects of regulation, substantial competition, rising operating costs and economic downturns, risks related to our real estate activities including the extent of any tenant bankruptcies and insolvencies, our ability to maintain tenant occupancy at current levels, our ability to obtain, at reasonable costs, adequate insurance coverage, competition for investment properties, and other risks and uncertainties detailed from time to time in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking information, whether as a result of new information, future developments or otherwise.

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
WestPoint Stevens Safe Harbor Statement: Except for historical information contained herein, certain matters set forth in this press release are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such risks and uncertainties may be attributable to important factors that include but are not limited to the following: Product margins may vary from those projected; Raw material prices may vary from those assumed; Additional reserves may be required for bad debts, returns, allowances, governmental compliance costs, or litigation; There may be changes in the performance of financial markets or fluctuations in foreign currency exchange rates; Unanticipated natural disasters could have a material impact upon results of operations; There may be changes in the general economic conditions that affect customer practices or consumer spending; Competition for retail and wholesale customers, pricing and transportation of products may vary from time to time due to seasonal variations or otherwise; Customer preferences for our products can be affected by competition, or general market demand for domestic or imported goods or the quantity, quality, price or delivery time of such goods; There could be an unanticipated loss of a material customer or a material license; The availability and price of raw materials could be affected by weather, disease, energy costs or other factors. The information contained in this release is as of August 8, 2005. WestPoint Stevens assumes no obligation to update any forward-looking statements contained in this document as a result of new information or future events or developments.



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